                 The Northwestern Mutual Life Insurance Company
                 ----------------------------------------------
                                   Form 10-K
                                   ---------


                               POWER OF ATTORNEY

  The undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY hereby constitute and appoint James D. Ericson and Robert E. Carlson, or either of them, their true and lawful attorneys and agents to sign the names of the undersigned Trustees to (1) the registration statement or statements to be filed under the Securities Act of 1933 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto in connection with variable contracts issued or sold by The Northwestern Mutual Life Insurance Company or any separate account credited therein and (2) the Form 10-K Annual Report or Reports of The Northwestern Mutual Life Insurance Company and/or its separate accounts for its or their fiscal year ended December 31, 1995 to be filed under the Securities Exchange Act of 1934 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto. "Variable contracts" as used herein means any contracts providing for benefits or values which may vary according to the investment experience of any separate account maintained by The Northwestern Mutual Life Insurance Company, including variable annuity contracts and variable life insurance policies. Each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 26th day of July, 1995.




      R. QUINTUS ANDERSON                                        Trustee
      -----------------------------------------------------------
      R. Quintus Anderson




                                                                 Trustee
      -----------------------------------------------------------
      Edward E. Barr




      GORDON T. BEAHAM III                                       Trustee
      -----------------------------------------------------------
      Gordon T. Beaham III




      FRANK H. BERTSCH                                           Trustee
      -----------------------------------------------------------
      Frank H. Bertsch




      ROBERT C. BUCHANAN                                         Trustee
      -----------------------------------------------------------
      Robert C. Buchanan

                 The Northwestern Mutual Life Insurance Company
                 ----------------------------------------------
                                   Form 10-K
                                   ---------

     -----------------------------------------------------------
     Robert E. Carlson



     GEORGE A. DICKERMAN                                        Trustee
     -----------------------------------------------------------
     George A. Dickerman



     THOMAS I. DOLAN                                            Trustee
     -----------------------------------------------------------
     Thomas I. Dolan



     PIERRE S. du PONT IV                                       Trustee
     -----------------------------------------------------------
     Pierre S. du Pont IV



     JAMES D. ERICSON                                           Trustee
     -----------------------------------------------------------
     James D. Ericson



     J. E. GALLEGOS                                             Trustee
     -----------------------------------------------------------
     J. E. Gallegos



     PATRICIA ALBJERG GRAHAM                                    Trustee
     -----------------------------------------------------------
     Patricia Albjerg Graham



     RICHARD H. HOLTON                                          Trustee
     -----------------------------------------------------------
     Richard H. Holton



     STEPHEN F. KELLER                                          Trustee
     -----------------------------------------------------------
     Stephen F. Keller



     J. THOMAS LEWIS                                            Trustee
     -----------------------------------------------------------
     J. Thomas Lewis



     FRED G. LUBER                                              Trustee
     -----------------------------------------------------------
     Fred G. Luber

                 The Northwestern Mutual Life Insurance Company
                 ----------------------------------------------
                                   Form 10-K
                                   ---------

      DANIEL F. McKEITHAN, JR.                                   Trustee
      -----------------------------------------------------------
      Daniel F. McKeithan, Jr.



      GUY A. OSBORN                                              Trustee
      -----------------------------------------------------------
      Guy A. Osborn



      DONALD J. SCHUENKE                                         Trustee
      -----------------------------------------------------------
      Donald J. Schuenke



      H. MASON SIZEMORE, JR.                                     Trustee
      -----------------------------------------------------------
      H. Mason Sizemore, Jr.



      HAROLD B. SMITH                                            Trustee
      -----------------------------------------------------------
      Harold B. Smith



      SHERWOOD H. SMITH, JR.                                     Trustee
      -----------------------------------------------------------
      Sherwood H. Smith, Jr.



      JOHN E. STEURI                                             Trustee
      -----------------------------------------------------------
      John E. Steuri



      JOHN J. STOLLENWERK                                        Trustee
      -----------------------------------------------------------
      John J. Stollenwerk



      BARRY L. WILLIAMS                                          Trustee
      -----------------------------------------------------------
      Barry L. Williams



      KATHRYN D. WRISTON                                         Trustee
      -----------------------------------------------------------
      Kathryn D. Wriston






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